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                                                              EXHIBIT 99.1


                                   RESIGNATION



To the Board of Directors of
Fog Cutter Capital Group Inc.

         I hereby tender my resignation as a member of the Board of Directors of Fog Cutter Capital Group Inc. (the "Company") and as a member of the Board of Directors of all subsidiaries of the Company on which I serve, and hereby further tender my resignation as a Trustee of the Fog Cutter Long Term Vesting Trust of the Company, effective immediately in each case.

Dated: October 16, 2001


                                             /s/ David C. Egelhoff
                                             -------------------------
                                               David C. Egelhoff